PROVING OUR METTLE

FREEPORT-MCMORAN



3rd Quarter 2016 Earnings Conference Call

A member of ICMM International Council on Mining & Metals

October 25, 2016

FCX LISTED NYSE

fcx.com

PROVING OUR METTLE

Cautionary Statement Regarding Forward-Looking Statements

This presentation contains forward-looking statements in which FCX discusses its potential future performance. Forward-looking statements are all statements other than statements of historical facts, such as projections or expectations relating to ore grades and milling rates, production and sales volumes, unit net cash costs, operating cash flows, capital expenditures, debt reduction initiatives, including FCX's ability to complete pending asset sales and the anticipated timing thereof, and to sell additional assets, exploration efforts and results, development and production activities and costs, liquidity, tax rates, the impact of copper, gold, molybdenum, cobalt, crude oil and natural gas price changes, the impact of deferred intercompany profits on earnings, reserve estimates, future dividend payments, and share purchases and sales. The words "anticipates," "may," "can," "plans," "believes," "estimates," "expects," "projects," "targets," "intends," "likely," "will," "should," "to be," "potential" and any similar expressions are intended to identify those assertions as forward-looking statements. Under its term loan and revolving credit facility, as amended, FCX is not permitted to pay dividends on common stock on or prior to March 31, 2017. The declaration of dividends is at the discretion of FCX's Board of Directors (Board), subject to restrictions under FCX's credit agreements, and will depend on FCX's financial results, cash requirements, future prospects, and other factors deemed relevant by the Board.

FCX cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Important factors that can cause FCX's actual results to differ materially from those anticipated in the forward-looking statements include supply of and demand for, and prices of, copper, gold, molybdenum, cobalt, crude oil and natural gas, mine sequencing, production rates, drilling results, potential effects of cost and capital expenditure reductions and production curtailments on financial results and cash flow, the outcome of FCX's debt reduction initiatives, FCX's ability to secure regulatory approvals, satisfy closing conditions and consummate pending asset sales, potential additional oil and gas property impairment charges, potential inventory adjustments, potential impairment of long-lived mining assets, the outcome of ongoing discussions with the Indonesian government regarding PT Freeport Indonesia's (PT-FI) Contract of Work, the potential effects of violence in Indonesia generally and in the province of Papua, the resolution of administrative disputes in the Democratic Republic of Congo, industry risks, regulatory changes, political risks, labor relations, weather- and climate-related risks, environmental risks, litigation results and other factors described in more detail under the heading "Risk Factors" in FCX's Annual Report on Form 10-K for the year ended December 31, 2015, filed with the U.S. Securities and Exchange Commission (SEC), as updated by FCX's subsequent filings with the SEC. With respect to FCX's operations in Indonesia, such factors include whether PT-FI will be able to continue to export its copper concentrate directly and indirectly through PT Smelting (PT-FI's 25 percent-owned Indonesian smelting unit) after the January 12, 2017, effective date of regulations prohibiting exports of copper concentrate and anode slimes, including whether and when those regulations may be revised and whether any such revisions would impose additional conditions on PT-FI. PT-FI's inability to export copper concentrate itself and through PT Smelting for any extended period of time would lead to the suspension of all of FCX's production in Indonesia.

Investors are cautioned that many of the assumptions upon which FCX's forward-looking statements are based are likely to change after the forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs, some aspects of which FCX may not be able to control. Further, FCX may make changes to its business plans that could affect its results. FCX cautions investors that it does not intend to update forward-looking statements more frequently than quarterly notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes, and FCX undertakes no obligation to update any forward-looking statements.

This presentation also includes forward-looking statements regarding mineralized material and potential resources not included in proven and probable mineral reserves. The mineralized material and potential resources described in this presentation will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material and potential resources not included in reserves will become proven and probable reserves.

This presentation also contains certain financial measures such as unit net cash costs per pound of copper and molybdenum, oil and gas realized revenues, cash production costs, cash operating margin and Adjusted EBITDA, which are not recognized under U.S. generally accepted accounting principles. As required by SEC Regulation G, reconciliations of these measures to amounts reported in FCX's consolidated financial statements are in the supplemental schedules of FCX's 3Q 2016 press release, which are available on FCX's website, "fcx.com."

Tracking Our Achievements

- **$6.6 Billion in Announced Asset Sales**
  - **$5.2 Billion Expected to Close in 4Q16**
  - **No Additional Sales Required**
  - **Retention of High-Quality Copper Portfolio**
- **Clear Path to Achievement of Debt Target**
- **Successful Execution of Cerro Verde Start-up and Cost & Capital Management Initiatives**
- **Positioned for Free Cash Flow Generation**
- **Focused on Execution**

Declining Unit Costs for Copper



$1.74
-20% Decline
$1.39
$1.52
Net Unit Cash Costs (after by-product)
$/lb
$1.14
3Q15
3Q16

Site Production & Delivery Cost Per Unit

Free Cash Flow Trend



-$705
($ in mms)
+$486
$1,527*
$822
CAPEX
OCF @ Cu $2.38/lb
$980
$494*
OCF @ Cu $2.18/lb
3Q15
3Q16

* Includes $672 mm in 3Q15 and $160 mm in 3Q16 associated with O&G

PROVING OUR METTLE

Oil & Gas Asset Sale Transactions

Simplifies FCX's Business and Reduces Its Capital Intensity

	Deepwater GOM	Onshore CA
Announced Purchase and Sale Agreement	9/12/16	10/14/16
Buyer	Anadarko	Sentinel Peak
Cash Consideration	$2.0 bn(1)	$592 mm
Contingent Consideration	$150 mm(2)	$150 mm(3)
Abandonment Obligations Assumed by Buyer(4)	$1.0 bn	$0.5 bn
Effective Date	8/1/16	7/1/16
Expected Closing	4Q16	4Q16

Remaining O&G Properties Produced ~19 MBOE/d in 3Q16

(1) Preferred shareholders in FM O&G's consolidated subsidiary, Plains Offshore Operations Inc., are entitled to receive $582 mm.
(2) Payments would be received over time as APC realizes future cash flows in connection with FCX's third-party production handling agreement for the Marlin platform.
(3) Additional consideration of $50 mm per annum in each of 2018, 2019 and 2020 if the price of Brent crude oil averages $70/bbl or higher in each calendar year.
(4) Amounts are undiscounted; discounted amounts approximate $0.5 billion for Deepwater GOM and $0.1 billion for Onshore CA.

Status of Tenke Transaction

*$2.65 bn in Proceeds; $120 mm in Contingent Consideration**

- **Required Regulatory Approvals Have Been Obtained**
- **China Molybdenum Shareholder Approval Obtained in September 2016**
- **Closing Pending Resolution of Lundin Right of First Offer**
- **Gecamines Claims Have No Legal Basis**
- **All Parties Working Towards a Satisfactory Resolution**
- **China Molybdenum Committed to Closing Transaction on Timely Basis**

** Contingent consideration of up to $120 mm consisting of $60 mm if the avg copper price exceeds $3.50/lb and $60 mm if the avg cobalt price exceeds $20/lb, both for the 24-month period ending December 31, 2019.*

Restoring Balance Sheet Strength

Year-End 2017e Net Debt at Varying Copper Prices (1)



(US$ billions)
$20.0
$15.0
$10.0
$5.0
$0.0
$17.9
$10.7
$9.5
$8.4
9/30/2016
$2.00
$2.25
$2.50
Net Debt/2017e EBITDA
2.2x
1.6x
1.2x
YE 2017e

(1) Includes asset sale proceeds from the Tenke, Deepwater GOM and Onshore CA transactions which are expected to close in 4Q2016, excess cash flows for 4Q2016e and 2017e and $1.5 bn in gross proceeds ($415 mm completed as of October 24, 2016) from ongoing ATM equity offering.

Note: Sensitivity assumes $7/lb Molybdenum and $1,250/oz Gold in 4Q16e and 2017e.

EBITDA equals operating income plus depreciation, depletion and amortization. e= estimate. See Cautionary Statement.

World-Class Copper Portfolio

Long-term Value in High Quality Asset Base

North America
7 Copper Mines



Cu Reserves: 32 bn lbs
Mo Reserves: 2.4 bn lbs
Mineralized Mat.: 46 bn lbs
Implied Life: 37 yrs
Copper Sales: 1.8 bn lbs
Molybdenum Sales: 73 mm lbs
2016e Unit Cost: $1.41/lb

South America
2 Copper Mines



Cu Reserves: 31 bn lbs
Mo Reserves: 0.7 bn lbs
Mineralized Mat.: 24 bn lbs
Implied Life: 38 yrs
Copper Sales: 1.3 bn lbs
2016e Unit Cost: $1.42/lb

Indonesia
Copper/Gold Mine



Cu Reserves: 28 bn lbs
Au Reserves: 27 mm ozs
Mineralized Mat.: 21 bn lbs
Implied Life: 25 yrs
Copper Sales: 1.2 bn lbs
Gold Sales: 1.3 mm ozs
2016e Unit Cost: $0.62/lb

NOTE: North America amounts include Cu operations: Morenci (72%), Sierrita, Bagdad, Tyrone, Safford, Miami and Chino; Primary Mo: Henderson and Climax; South America amounts include Cu operations: Cerro Verde and El Abra. Sales amounts based on 2016e. Implied life for Americas equals reserves plus mineralized material divided by 2016e sales; Implied life for Indonesia through 2041 CoW. Unit Cost estimates assume average prices of $2.10/lb for copper, $1,250/oz for gold and $7/lb for molybdenum in 4Q16. e = estimate. See Cautionary Statement.

Large Development Project Inventory

Copper Sulfide Opportunities

- **Bagdad**
- **Chino**
- **El Abra**
- **Lone Star/Safford**
- **Morenci**
- **Sierrita**


1 km
N
Reserve Pit
+0.3% Cu


1 km
N
Reserve Pit
% Copper
+0.3% Cu Shell

Future development subject to market conditions

Copper Market Commentary

- Projected Surpluses Continue to be Lower Than Expected
- Recent Supply Growth Unsustainable
- Prolonged Period of Low Prices Will Impact Future Supplies
- While Inventories Have Risen, Levels Remain Relatively Low by Historical Standards
- Small Increases in Demand or Supply Disruptions Could Move Market to Deficit

World Class Copper Discoveries Are Extremely Rare

Recoverable Copper Reserves


Million metric tons
0
5
10
15
20
25
30
35
Escondida - 1981
Collahuasi - 1880
Grasberg Complex - 1988
Buenavista - 1926
Andina - 1865
KGHM Polish Copper - 1957
Toquepala - 1800s
Cerro Verde - 1860s
El Teniente - 1910
Oyu Tolgoi - 2001

2016e Copper Production


Thousand metric tons
0
200
400
600
800
1000
1200
Escondida - 1981
Grasberg Complex - 1988
Cerro Verde - 1860s
Morenci - 1870s
Collahuasi - 1880
Buenavista - 1926
El Teniente - 1910
Antamina - 1873
Chuquicamata - 1910
Los Pelambres - 1996

Source: Wood Mackenzie
e=estimate

FREEPORT-MCMORAN

PROVING OUR METTLE

Pit Wall Design Optimization

- **Optimize slopes -- Targeting opportunities to steepen pit wall angles to minimize stripping & add ore**
- **Steeper slope design to include clean bench faces & catch benches to minimize rock fall**
- **Potential to accelerate ore in the medium-term and add incremental ore to long-term reserves**

Pit Wall Steepening

Conceptual Cross-Section



Original Pit Wall
Steepened Pit Wall
Ore
Reduced Stripping of Overburden
Additional Ore



Chino
65 degrees
74 degrees

FREEPORT-McMoRAN

PROVING OUR METTLE

Grasberg Operations & Regulatory Matters

Operations

- **Lower 3Q16 Mining Rate in Open Pit**
  - July Estimate: 200K t/d
  - Actual: 171K t/d
- **10-day Work Stoppage in Late Sept. Also Affects Timing of Access to Higher Grade Ore**
- **2016 Shortfall Substantially Recovered in 2017 and Fully Recovered by 1H18**

PT-FI's Share (bn lbs & mm ozs)	July Est.		Oct. Est.		Variance	
	Cu	Au	Cu	Au	Cu	Au
2H16e-2017e	2.28	3.87	2.25	3.65	(0.03)	(0.22)
2H16e-2018e	3.30	5.00	3.31	5.03	0.01	0.03

Regulatory

- **Advancing Discussions on Two Key Issues**
  - Exports Post-January 12, 2017
  - Extension of Long-Term Operating Rights

Grasberg Open Pit Ore Grades


1.5
1.0
0.5
0.0
Copper %
1Q16
2Q16
3Q16
4Q16e
1H17e
2H17e


3.0
2.0
1.0
0.0
Gold (g/t)
1Q16
2Q16
3Q16
4Q16e
1H17e
2H17e

e = estimate. See Cautionary Statement.

Grasberg Minerals District

PT-FI Share of Sales

	Copper (bns lbs)	Gold (mms ozs)
2016e	1.2	1.24
2017e	1.45	2.75
2018e	1.0	1.4
2019e – 2022e Avg.	1.2	1.5

Reserves*

(as of December 31, 2015)	DMLZ	Grasberg Block Cave
Tonnes (mm)	460	962
Copper Grade (%)	0.89	1.03
Gold Grade (g/t)	0.74	0.78
Copper (bn lbs)	7.9	18.4
Gold (mm ozs)	8.7	15.6
Start-up Year	2015	2018
Target (K t/d)	80	140-160
Ramp-up (years)	6	6


Grasberg open pit
Grasberg Block Cave
Kucing Liar
Amole 2,900 m elev
DOZ
Kucing Liar Spur
Big Gossan
MLA
Grasberg BC Spur
DMLZ
Big Gossan Spur
DMLZ Spur
N

** 100% Basis*

NOTE: Ore grades in ramp-up of underground mines expected to be higher than life-of-mine average

e = estimate. See Cautionary Statement.

PROVING OUR METTLE

2016e Outlook

Sales Outlook	▪ Copper: 4.8 Billion lbs. ▪ Gold: 1.26 Million ozs. ▪ Molybdenum: 73 Million lbs.
Unit Cost of Copper	▪ Site Production & Delivery: $1.42/lb ▪ After By-product Credits: $1.20 (1)
Operating Cash Flows (2)	▪ ~$3.6 Billion (@$2.10/lb Copper in 4Q16e) ▪ Each 10¢/lb Change in Copper in 4Q16 = $150 MM
Capital Expenditures	▪ $2.8 Billion – $1.6 Billion for Mining – $1.2 Billion for Oil & Gas

(1) Assumes average prices of $1,250/oz gold and $7/lb molybdenum for 4Q16e: 4Q 2016e net cash costs expected to approximate $0.99/lb.

(2) Assumes average prices of $1,250/oz gold, $7/lb molybdenum in 4Q16; each $100/oz change in gold would have an approximate $40 mm impact and each $2/lb change in molybdenum would have an approximate $15 mm impact.

e = estimate. See Cautionary Statement.

Sales Profile

Copper Sales (billion lbs)



6
4
2
0
4.1
4.8
4.3
2015
2016e
2017e*
Excludes Tenke

Note: Consolidated copper sales include 688 mm lbs in 2015, 943 mm lbs in 2016e and 750 mm lbs in 2017e for noncontrolling interest; excludes purchased copper.

Gold Sales (million ozs)



3
2
1
0
1.25
1.26
2.75
2015
2016e
2017e

Note: Consolidated gold sales include 115k ozs in 2015, 115k ozs in 2016e and 255k ozs in 2017e for noncontrolling interest.

Molybdenum Sales (million lbs)



90
60
30
0
89
73
91
2015
2016e
2017e

e = estimate. See Cautionary Statement.

FREEPORT-MCMORAN

PROVING OUR METTLE

EBITDA and Cash Flow at Various Copper Prices

EBITDA

($1,250/oz Gold, $7/lb Molybdenum)*


$8
$6
$4
$2
$0
(US$ billions)
2017e
Cu $2.00/lb
Cu $2.25/lb
Cu $2.50/lb

Operating Cash Flow (excluding Working Capital changes)

($1,250/oz Gold, $7/lb Molybdenum)*


$6
$4
$2
$0
(US$ billions)
2017e
Cu $2.00/lb
Cu $2.25/lb
Cu $2.50/lb

Note: For 2017e price sensitivities see slide 25. EBITDA equals operating income plus depreciation, depletion and amortization.

** Average prices as noted for 2017e*

e = estimate. See Cautionary Statement.

Capital Expenditures

(US$ billions)

Future Spending Dependent on Improvement in Market Conditions



$6.35
Oil & Gas
3.0
Major Mining Projects
2.4
Other Mining
0.9
TOTAL MINING
3.3
$2.8
1.2
1.2
0.4
1.6
$1.7
1.0
0.7
2015
2016e
2017e

Note: Includes capitalized interest.
e= estimate. See Cautionary Statement.

Committed to Balance Sheet Management – Strong Track Record

(US$ billions)

*Manageable Near-Term Debt Maturity Schedule Pro Forma for Asset Sale Transactions**

FCX Debt Structure

	12/31/15	9/30/16	Pro Forma for Asset Sale Transactions
$3.5 bn Revolver	$ -	$ -	$ -
Bank Term Loan	3.0	2.5	-
FCX & FMC Sr. Notes	12.3	11.9	11.9
FM O&G Senior Notes	2.5	2.5	2.5
Cerro Verde Non-Recourse Loan	1.8	1.6	1.6
Bank Bilateral & Other	0.8	0.5	0.5
Total Debt	$20.4	$19.0	$16.5
Cash	$ 0.2	$ 1.1	$ 3.3


$4
$3
$2
$1
$0
$3.3 bn of Pro Forma Cash Including Asset Sale Transactions
$0
$1.3
FCX 2.15% & 2.30% Sr. Notes
2016
2017

* For purposes of this schedule, maturities of uncommitted lines of credit and other short term lines are included in FCX's revolver balance, which matures in 2019.
Note: Assumes net proceeds from the Tenke, Deepwater GOM and Onshore California transactions are used to prepay remaining FCX term loan balance.
See Cautionary Statement.

Focused on Execution


Cost, Capital & Production Performance
Safety & Environmental Management
Securing Long-Term Rights in Indonesia
Building Long-Term Value
Debt Reduction

Strong Track Record

Reference Slides

PROVING OUR METTLE

Financial Highlights

Sales Data	3Q16	3Q15
Copper [1]		
Consolidated Volumes (mm lbs)	1,231	1,001
Average Realization (per lb)	$2.18	$2.38
Site Production & Delivery Costs (per lb)	$1.39	$1.74
Unit Net Cash Costs (per lb)	$1.14	$1.52
Gold		
Consolidated Volumes (000's ozs)	317	294
Average Realization (per oz)	$1,327	$1,117
Oil Equivalents		
Consolidated Volumes (MMBOE)	12.0	13.8
Realized Revenues (per BOE)	$34.99	$43.00 [2]
Cash Production Costs (per BOE)	$15.00	$18.85

Financial Results (in billions, except per share amounts)	3Q16	3Q15
Revenues	$3.9	$3.4
Net Income (Loss) Attributable to Common Stock [3]	$0.2	$(3.8)
Diluted Net Income (Loss) Per Share [3]	$0.16	$(3.58)
Operating Cash Flows [4]	$1.0	$0.8
Capital Expenditures	$0.5	$1.5
Total Debt	$19.0	$20.7
Consolidated Cash	$1.1	$0.2

(1) Includes Tenke.
(2) Realized revenues per BOE include realized cash gains on crude oil derivative contracts of $7.44/BOE.
(3) Includes net gains of $39 mm ($0.03/share) in 3Q16 primarily reflecting net tax credits, offset by the impairment of oil and gas properties, and net charges of $3.7 bn ($3.43/share) in 3Q15 primarily for the impairment of oil and gas properties.
(4) Includes net working capital (uses) sources and changes in other tax payments of $(3) mm for 3Q16 and $507 mm for 3Q15.

PROVING OUR METTLE

3Q 2016 Mining Operating Summary

3Q16 Unit Production Costs

Cash Unit Costs *(per pound of copper)*	North America	South America	Indonesia	Africa	Consolidated Including Africa
Site Production & Delivery	$1.44	$1.27	$1.37	$1.57	$1.39
By-Product Credits	(0.17)	(0.12)	(1.29)	(0.46)	(0.49)
Treatment Charges	0.10	0.24	0.27	-	0.17
Royalties & Export Duties	-	0.01	0.22	0.05	0.07
Unit Net Cash Costs	**$1.37**	**$1.40**	**$0.57**	**$1.16**	**$1.14**

Sales From Mines for 3Q16 & 3Q15 by Region


North America
458
483
Cu
mm lbs
16 (1)
23 (1)
Mo
mm lbs
3Q16 3Q15 3Q16 3Q15
South America (2)
323
207
3Q16 3Q15
Indonesia (3)
332
198
307
285
Au
000 ozs
3Q16 3Q15 3Q16 3Q15
Africa (4)
118
113
3Q16 3Q15

(1) Includes 5 mm lbs in 3Q16 and 1 mm lbs in 3Q15 from South America.
(2) Silver sales totaled 952k ozs in 3Q16 and 438k ozs in 3Q15.
(3) Silver sales totaled 928k ozs in 3Q16 and 574k ozs in 3Q15.
(4) Cobalt sales totaled 9 mm lbs in 3Q16 and 10 mm lbs in 3Q15.
NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in the supplemental schedules of FCX's 3Q16 press release, which is available on FCX's website.

2016e Operating Estimates

2016e Unit Production Costs

(per pound of copper)	North America	South America	Indonesia	Africa	Consolidated Including Africa
Cash Unit Costs *(1)*					
Site Production & Delivery *(2)*	$1.42	$1.28	$1.48	$1.59	$1.42
By-product Credits	(0.12)	(0.11)	(1.36)	(0.38)	(0.45)
Treatment Charges	0.11	0.24	0.28	-	0.17
Royalties & Export Duties	-	0.01	0.22	0.05	0.06
Unit Net Cash Costs	$1.41	$1.42	$0.62	$1.26	$1.20

2016e Sales by Region


North America
1,825
Cu
mm lbs
73(3)
Mo
mm lbs
South America
1,325
Indonesia
1,170
1.26(4)
Au
mm ozs
Africa
485
38
Co
mm lbs

(1) Estimates assume average prices of $2.10/lb for copper, $1,250/oz for gold, $7/lb for molybdenum and $11/lb for cobalt in 4Q16. Quarterly unit costs will vary significantly with quarterly metal sales volumes.
(2) Production costs include profit sharing in South America and severance taxes in North America.
(3) Includes molybdenum produced in South America.
(4) Includes gold produced in North America.

Note: e = estimate. See Cautionary Statement.

2016e Quarterly Sales

Copper Sales (million lbs)


1,500
1,000
500
0
1,123
1,111
1,231
1,340
1Q16
2Q16
3Q16
4Q16e

Note: Consolidated copper sales include approximately 222 mm lbs in 1Q16, 226 mm lbs in 2Q16, 235 mm lbs in 3Q16 and 260 mm lbs in 4Q16e for noncontrolling interest; excludes purchased copper.

Gold Sales (thousand ozs)


600
400
200
0
201
156
317
590
1Q16
2Q16
3Q16
4Q16e

Note: Consolidated gold sales include approximately 18k ozs in 1Q16, 14k ozs in 2Q16, 29k ozs in 3Q16 and 54k ozs in 4Q16e for noncontrolling interest.

Molybdenum Sales (million lbs)


20
10
0
17
19
16
21
1Q16
2Q16
3Q16
4Q16e

e = estimate. See Cautionary Statement.

PT-FI Mine Plan

PT-FI's Share of Metal Sales, 2016e-2022e

2016e – 2020e PT-FI Share
Total: 5.8 billion lbs copper
Annual Average: 1.15 billion lbs

2016e – 2020e PT-FI Share
Total: 7.9 million ozs gold
Annual Average: 1.58 million ozs


Copper, billion lbs
Gold, million ozs
1.2
1.24
1.45
2.75
1.0
1.4
1.0
1.2
1.1
1.3
1.2
1.5
2016e
2017e
2018e
2019e
2020e
2020e-2022e Annual Average

Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.
e = estimate. Amounts are projections; see Cautionary Statement.

FREEPORT-MCMORAN

PROVING OUR METTLE

Sensitivities (US$ millions)

	4Q16e	
Change	EBITDA	Operating Cash Flow
Copper: +/- $0.10/lb	$200	$150
Molybdenum: +/- $1.00/lb	$9	$7
Gold: +/- $50/ounce	$35	$20
Currencies:(1) +/- 10%	$36	$26
	2017e	
Copper: +/- $0.10/lb	$410	$325
Molybdenum: +/- $1.00/lb	$55	$45
Gold: +/- $50/ounce	$130	$78
Currencies:(1) +/- 10%	$145	$103

(1) U.S. Dollar Exchange Rates: 674 Chilean peso, 13,000 Indonesian rupiah, $0.76 Australian dollar, $1.12 Euro, 3.44 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts.

NOTE: EBITDA equals operating income plus depreciation, depletion and amortization costs. Operating cash flow amounts exclude working capital changes.

e = estimate. See Cautionary Statement.

FCX Debt Maturities as of 9/30/16

Pro Forma for Announced Asset Sale Transactions*

Pro Forma Total Debt & Cash at 9/30/16
(US$ billions)

	Actual	Pro Forma for Asset Sale Transactions
FCX Revolver & Term Loan	$ 2.5	$ -
FCX & FMC Sr. Notes	11.9	11.9
FM O&G Senior Notes	2.5	2.5
Other	2.1	2.1
Total Debt	$19.0	$16.5
Consolidated Cash	$ 1.1	$ 3.3


(US$ billions)
$10
$8
$6
$4
$2
$0
$0
$1.3
FCX 2.15% & 2.30% Sr. Notes
$2.4
CV Non-Recourse
FCX 2.375% Sr. Notes
$1.3
Uncommitted & CV Non-Recourse
$1.6
FCX 3.1% Sr. Notes
$0.9
FCX 4% Sr. Notes
$2.4
FCX 3.55% Sr. Notes
$2.8
FCX 3.875% Sr. Notes
$3.8
FCX 4.55%, 5.40%, & 5.45% Sr. Notes and FMC Sr. Notes
2016*
2017
CV Non-Recourse
2018
2019*
FM O&G 6.125% Sr. Notes
2020
FM O&G 6.5% Sr. Notes
2021
FM O&G 6.625% Sr. Notes
2022
FM O&G 6.75% Sr. Notes
2023
FM O&G 6.875% Sr. Notes
Thereafter

** For purposes of this schedule, maturities of uncommitted lines of credit and other short term lines are included in FCX's revolver balance, which matures in 2019. Includes $415 mm in gross proceeds as of October 24, 2016 from sales of common stock from ongoing ATM offering.*

Note: Assumes net proceeds from the Tenke, Deepwater GOM and Onshore California transactions are used to prepay remaining FCX term loan balance.
See Cautionary Statement.

Adjusted EBITDA Reconciliation

(in millions)	3Q 2016	12 Months Ended 9/30/2016
Net Income (Loss) Attributable to Common Stock from Continuing Operations	$245	$(8,277)
Interest expense, net	187	753
Income tax benefit	(114)	(110)
Depreciation, depletion and amortization	643	2,655
Impairment of oil and gas properties	239	8,019
Drillship settlement/idle rig costs	19	836
Mining inventory adjustments	20	211
Gain on sales of assets	(13)	(762)
Accretion	33	136
Other special items (1)	38	459
Gain on early extinguishment of debt	(15)	(51)
Other loss (income), net	10	(53)
Preferred dividends attributable to redeemable noncontrolling interest	10	41
Net income attributable to noncontrolling interest	37	112
Equity in affiliated companies' net earnings	(1)	(7)
Eliminations and adjustments from discontinued operations (2)	(82)	(181)
Adjusted EBITDA – Continuing Operations	**$1,256**	**$3,781**
Adjusted EBITDA – Discontinued Operations (2)	**92**	**317**
FCX Adjusted EBITDA (3)	**$1,348**	**$4,098**

(1) Other special items for 3Q 2016 include oil & gas inventory adjustments, asset impairments, restructuring and other net charges ($30 million), mining asset retirements and restructuring charges ($20 million), partly offset by net credits to environmental obligations ($12 million). For the 12-month period ended September 30, 2016, other special items include charges for (i) oil and gas inventory adjustments, asset impairments, restructuring and other net charges ($273 million), (ii) net noncash MTM losses on oil derivative contracts ($102 million), (iii) mining asset retirements/impairments, restructuring and other net charges ($66 million) and (iv) executive retirement benefits ($18 million).

(2) Adjustment reflects the inclusion of adjustments made to Africa mining's gross profit in connection with reporting Tenke as discontinued operations primarily associated with the elimination of intercompany sales to other FCX subsidiaries. Refer to the following slide for additional information on Adjusted EBITDA from discontinued operations.

(3) Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to evaluate companies' performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate such measures differently.

Adjusted EBITDA - Discontinued Operations Reconciliation

(in millions)	3Q 2016	12 Months Ended 9/30/2016
Net loss Attributable to Common Stock from Discontinued Operations	$(28)	$(250)
Reversal of eliminations and adjustments (1)	82	181
Allocated interest expense (2)	12	41
Income tax benefit	(2)	(29)
Depreciation, depletion and amortization (3)	-	142
Estimated loss on disposal	5	182
Other loss (income), net	1	(5)
Net income attributable to noncontrolling interests	22	55
Adjusted EBITDA – Discontinued Operations (4)	**$ 92**	**$317**

(1) Reflects the reversal of adjustments made to Africa mining's gross profit in connection with reporting Tenke as discontinued operations primarily associated with the elimination of intercompany sales to other FCX subsidiaries. This adjustment has been reflected in Adjusted EBITDA from continuing operations on the previous slide.

(2) In accordance with accounting guidelines, interest associated with FCX's term loan that will be required to be repaid as a result of the sale of Tenke has been allocated to discontinued operations.

(3) In accordance with accounting guidelines, depreciation, depletion and amortization are not recognized subsequent to classification as assets held for sale.

(4) Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to evaluate companies' performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate such measures differently.